UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2026

TLGY Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41101	98-1603634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4001 Kennett Pike, Suite 302 Wilmington, DE	19807
(Address of principal executive offices)	(Zip Code)

(1) 302-803-6849

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 10, 2026, TLGY Acquisition Corporation, a Cayman Islands exempted company (“TLGY”), held an extraordinary general meeting of shareholders (the “TLGY Shareholders’ Meeting”) in connection with its proposed business combination (the “Business Combination”) with StablecoinX Assets Inc. (“SC Assets”).

On February 4, 2026, the record date for the TLGY Shareholders’ Meeting, there were 5,834,587 Class A ordinary shares, par value $0.0001 per share, of TLGY (“Class A Ordinary Shares”) and 105,000 Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), entitled to be voted at the TLGY Shareholders’ Meeting. At the TLGY Shareholders’ Meeting, 5,761,409 Ordinary Shares, or approximately 97.00% of the shares entitled to vote at the TLGY Shareholders’ Meeting, were represented in person or by proxy, which constituted a quorum.

TLGY’s shareholders voted on the following proposals at the TLGY Shareholders’ Meeting, each of which were approved. The final vote tabulation is set forth below.

Shareholder Proposal No. 1 - Business Combination Proposal

A proposal to approve, by ordinary resolution, the business combination agreement, dated July 21, 2025 (as amended on January 21, 2026 and as may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement” and the transactions contemplated thereby collectively, the “Business Combination”) by and among TLGY, StablecoinX Inc. (“StablecoinX”), StablecoinX SPAC Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of StablecoinX (“SPAC Merger Sub”), StablecoinX Company Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of StablecoinX (“Company Merger Sub”), and SC Assets, and the Business Combination, pursuant to which, among other things, (1) SPAC Merger Sub will merge with and into TLGY, with TLGY continuing as the surviving company (the “SPAC Merger”), and (2) immediately following the SPAC Merger, Company Merger Sub will merge with and into SC Assets, with SC Assets continuing as the surviving company, as a result of which, TLGY and SC Assets will become wholly-owned subsidiaries of StablecoinX and StablecoinX will become a publicly traded company (the “Business Combination Proposal”).

The voting results for such proposal were as follows:

For	Against	Abstain
5,759,409	2,000	0

Shareholder Proposal No. 2 - SPAC Merger Proposal

A proposal to approve, by special resolution, assuming the Business Combination Proposal is approved and adopted, the SPAC Merger and the Plan of Merger, as contemplated by the Business Combination Agreement, pursuant to which, SPAC Merger Sub will merge with and into TLGY, with TLGY continuing as the surviving company and each issued and outstanding Class A Ordinary Share of the Company will be exchanged for one share of Class A Common Stock, par value $0.0001 per share, of StablecoinX (the “StablecoinX Class A Common Stock”).

The voting results for such proposal were as follows:

For	Against	Abstain
5,759,409	2,000	0

Shareholder Proposal No. 3 - Advisory Organizational Documents Proposals

To approve on a non-binding advisory basis, by ordinary resolution, eight separate proposals to approve the following material differences between the amended and restated memorandum and articles of association of TLGY currently in effect and the amended and restated certificate of incorporation (the “StablecoinX Charter”) and amended and restated bylaws of StablecoinX (the “StablecoinX Bylaws”) to be adopted in connection with the Business Combination, presented as the following sub-proposals:

(a)	A proposal to increase the number of authorized share capital:

For	Against	Abstain
5,759,409	2,000	0

(b)	A proposal to reflect that StablecoinX Class A Common Stock will have no votes per share:

For	Against	Abstain
5,759,409	2,000	0

(c)	A proposal to prohibit StablecoinX Class A Common Stock from taking action by written consent and from calling special meetings:

For	Against	Abstain
5,759,409	2,000	0

(d)	A proposal to implement classification of directors, so that the StablecoinX board of directors will be divided into classes and each director will serve for a term of three years:

For	Against	Abstain
5,759,409	2,000	0

(e)	A proposal to require a supermajority vote of all StablecoinX common stock to amend the StablecoinX Charter:

For	Against	Abstain
5,759,409	2,000	0

(f)	A proposal to require a supermajority vote of all StablecoinX common stock to amend the StablecoinX Bylaws:

For	Against	Abstain
5,759,409	2,000	0

(g)	A proposal to require the directors of StablecoinX to be removed by a supermajority vote of all StablecoinX common stock:

For	Against	Abstain
5,759,409	2,000	0

(h)	A proposal to remove provisions related to TLGY’s status as a blank check company, as they will no longer be relevant to StablecoinX following the closing of the Business Combination:

For	Against	Abstain
5,759,409	2,000	0

In connection with the TLGY Shareholders’ Meeting, shareholders holding 388,406 Class A Ordinary Shares exercised their right to redeem such shares for a pro rata portion of the funds in TLGY’s trust account maintained by Continental Stock Transfer & Trust Company.

Item 7.01 Regulation FD Disclosure.

On March 10, 2026, TLGY issued a press release announcing, among other things, that the Business Combination was approved by TLGY’s shareholders during the TLGY Shareholders’ Meeting. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of TLGY under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

Additional Information and Where to Find It

In connection with the Transaction, StablecoinX filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which included a proxy statement of TLGY and a prospectus of StablecoinX. The Registration Statement was declared effective on February 17, 2026 and TLGY mailed the definitive proxy statement/prospectus relating to the Transaction to its shareholders. The definitive proxy statement/prospectus contains important information about the Transaction and related matters. TLGY’s shareholders and other interested persons may obtain copies of the Registration Statement, including the definitive proxy statement/prospectus, and other documents filed or that will be filed by TLGY and StablecoinX with the SEC, free of charge, through the website maintained by the SEC at www.sec.gov.

Forward Looking Statements

This Current Report on Form 8-K includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements with respect to the proposed Transaction include expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding SC Assets, StablecoinX, TLGY and the proposed Business Combination, statements regarding the anticipated benefits and timing of the completion of the proposed Business Combination, the assets held by SC Assets and StablecoinX, the price and volatility of ENA, ENA’s growing prominence as an issuer of digital dollars on-chain, StablecoinX’s listing on any securities exchange, the macro, political and regulatory conditions surrounding ENA, the planned business strategy including StablecoinX’s ability to develop a corporate architecture capable of supporting its treasury initiatives and strategic stake in the Ethena Protocol, plans and use of proceeds, objectives of management for future operations of StablecoinX, the upside potential and opportunity for investors, StablecoinX’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, technological and market trends, future financial condition and performance and expected financial impacts of the proposed Transaction, the satisfaction of closing conditions to the proposed Business Combination and the level of redemptions of TLGY’s public shareholders, and StablecoinX’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. Forward-looking statements are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including, but not limited to: the risk that the proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of TLGY’s securities; the risk that the proposed Business Combination may not be completed by TLGY’s business combination deadline; the failure by the parties to satisfy the conditions to the consummation of the proposed Business Combination, including the listing of StablecoinX’s securities on a national securities exchange at closing; failure to realize the anticipated benefits of the proposed Business Combination; the level of redemptions by TLGY’s public shareholders, which may reduce the public float of, reduce the liquidity of the trading market of, and/or impact the ability of, the shares of Class A common stock of StablecoinX to be listed in connection with the proposed Business Combination; the insufficiency of the third-party fairness opinion for the board of directors of TLGY in determining whether or not to pursue the proposed Business Combination; the failure of StablecoinX to obtain or maintain the listing of its securities on any securities exchange after closing of the proposed Business Combination; risks associated with TLGY, SC Assets and StablecoinX’s ability to consummate the proposed Business Combination timely or at all, including in connection with potential regulatory delays or impediments, changes to or a failure to launch the proposed Converge network or changes in ENA prices or for other reasons; costs related to the proposed Business Combination and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to StablecoinX’s anticipated operations and business, including the volatile nature of the price of ENA and its ability to operate its business on the proposed Converge network; the risk that StablecoinX’s stock price will be highly correlated to the price of ENA and the price of ENA may decrease between the signing of the definitive documents for the proposed Business Combination and the closing of the proposed Business Combination or at any time after the closing of the proposed Business Combination; risks associated with TLGY, SC Assets and StablecoinX’s ability to consummate the proposed Business Combination timely or at all, including in connection with potential regulatory delays or impediments, changes in ENA prices or for other reasons; risks related to increased competition in the industries in which StablecoinX will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding ENA; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that after consummation of the proposed Business Combination, StablecoinX experiences difficulties managing its growth and expanding operations; the risks that launching and growing StablecoinX’s ENA treasury advisory and services in digital marketing and strategy could be difficult; challenges in implementing StablecoinX’s business plan, due to operational challenges, significant competition and regulation; being considered to be a “shell company” by any stock exchange on which StablecoinX’s Class A Common Stock will be listed or by the SEC, which may impact StablecoinX’s ability to list its securities and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; the outcome of any potential legal proceedings that may be instituted against StablecoinX, SC Assets, TLGY or others following announcement of the proposed Business Combination, and those risk factors discussed in documents that StablecoinX and/or TLGY has filed, or will file, with the SEC. The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q that have been and/or will be filed by TLGY with the SEC from time to time, the Registration Statement and the definitive proxy statement/prospectus contained therein, and other documents that have been or will be filed by TLGY and StablecoinX from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither TLGY, SC Assets nor StablecoinX presently know or that TLGY, SC Assets and StablecoinX currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and each of TLGY, SC Assets, and StablecoinX assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither TLGY, SC Assets, nor StablecoinX gives any assurance that any of TLGY, SC Assets, or StablecoinX will achieve their respective expectations. The inclusion of any statement in this communication does not constitute an admission by TLGY, SC Assets or StablecoinX or any other person that the events or circumstances described in such statement are material.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of TLGY, SC Assets, the combined company or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination or the accuracy or adequacy of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibits
99.1	Press Release, dated March 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2026

TLGY ACQUISITION CORPORATION

By:	/s/ Young Cho
Name:	Young Cho
Title:	Chief Executive Officer